Exhibit 10.27

Explanatory Note: The body of this document was previously filed with the SEC, as indicated in the Exhibit Index. What follows are additional schedules and/or exhibits to that document that were not included in the original filing.

Schedule 1

Notice Addresses

NOTICE ADDRESSES

Cellu Tissue Holdings, Inc.

1855 Lockeway Drive, Suite 501

Alpharetta, GA 30004

Cellu Tissue-CityForest LLC

1215 East Worden Avenue

Ladysmith, WI 54848

Cellu Tissue Corporation – Natural Dam

4921 Route 58 North

Gouverneur, NY 13642

Cellu Tissue Corporation – Neenah

249 North Lake Street

Neenah, WI 54956

Cellu Tissue – Long Island, LLC

555 N. Research Place

Central Islip, NY 11722

Cellu Tissue – Thomaston, LLC

1201 Barnesville Road

Thomaston, GA 20286

Cellu Tissue LLC

2 Forbes Street

East Hartford, CT 06108

Coastal Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

Van Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

Van Timber Company

1321 South Magnolia Drive

Wiggins, MS 39577

Menominee Acquisition Corporation

144 First Street

Menominee, MI 49858

Interlake Acquisition Corporation Limited

45 Merritt Street

St. Catharines, Ontario, CANADA

L2T 1J4

Schedule 2

Investment Property

INVESTMENT PROPERTY

Grantor(s)	Issuer	Pledged Interest	Percentage Issued and Outstanding
Cellu Tissue Holdings, Inc.	Cellu Tissue LLC	100% of membership interests	100
Cellu Tissue Holdings, Inc.	Cellu Tissue–CityForest LLC	100% of membership interests	100
Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation – Natural Dam	1,000 Common Shares, $0.01 par	100
Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation – Neenah	700 Common Shares, $0.01 par	100
Cellu Tissue Corporation –Natural Dam	Cellu Tissue – Long Island, LLC	100% of membership interests	100
Cellu Tissue Holdings, Inc.	Cellu Tissue – Thomaston, LLC	100% of membership interests	100
Van Paper Company	Coastal Paper Company	99% of partnership interests	99
Van Timber Company	Coastal Paper Company	1% of partnership interests	1
Cellu Tissue Holdings, Inc.	Interlake Acquisition Corporation Limited	1,000 Common Shares, no par	100
Cellu Tissue Holdings, Inc.	Menominee Acquisition Corporation	1,000 Common Shares, $0.01 par	100
Cellu Tissue Holdings, Inc.	Van Paper Company	10,000 Common Shares	100
Cellu Tissue Holdings, Inc.	Van Timber Company	1,000 Common Shares	100
Cellu Tissue Holdings, Inc.	Interlake Acquisition Corporation Limited	Promissory Note	100

Schedule 3

Perfection Matters

PERFECTION MATTERS

Grantor	Filing Office(s)
Cellu Tissue Holdings, Inc.	Delaware – Secretary of State
Cellu Tissue LLC	Delaware – Secretary of State
Cellu Tissue–CityForest LLC	Minnesota – Secretary of State
Cellu Tissue Corporation – Natural Dam	Delaware – Secretary of State
Cellu Tissue Corporation – Neenah	Delaware – Secretary of State
Cellu Tissue – Long Island, LLC	Delaware – Secretary of State
Cellu Tissue – Thomaston, LLC	Delaware – Secretary of State
Menominee Acquisition Corporation	Delaware – Secretary of State
Van Paper Company	Mississippi – Secretary of State
Van Timber Company	Mississippi – Secretary of State
Coastal Paper Company	Mississippi – Secretary of State Virginia – Secretary of State
Interlake Acquisition Corporation Limited	District of Columbia – Secretary of State Nova Scotia Province, Canada Ontario Province, Canada

Schedule 4

Jurisdictions of Organization and Chief Executive Offices

JURISDICTIONS OF ORGANIZATION AND CHIEF EXECUTIVE OFFICES

Cellu Tissue Holdings, Inc.

1855 Lockeway Drive, Suite 501

Alpharetta, GA 30004

Jurisdiction of Organization: Delaware

Organizational ID: 2293394

Cellu Tissue LLC

2 Forbes Street

East Hartford, CT 06108

Jurisdiction of Organization: Delaware

Organizational ID: 2029001

Cellu Tissue – CityForest LLC

1215 East Worden Avenue

Ladysmith, WI 54848

Jurisdiction of Organization: Minnesota

Organizational ID: 2276757-3

Cellu Tissue Corporation – Natural Dam

4921 Route 58 North

Gouverneur, NY 13642

Jurisdiction of Organization: Delaware

Organizational ID: 2863273

Cellu Tissue Corporation – Neenah

249 North Lake Street

Neenah, WI 54956

Jurisdiction of Organization: Delaware

Organizational ID: 3522616

Cellu Tissue – Long Island, LLC

555 N. Research Place

Central Islip, NY 11722

Jurisdiction of Organization: Delaware

Organizational ID: 4564103

Cellu Tissue – Thomaston, LLC

1201 Barnesville Road

Thomaston, GA 20286

Jurisdiction of Organization: Delaware

Organizational ID: 4564104

Coastal Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

Jurisdiction of Organization: Virginia

Organizational ID: N/A

Van Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

Jurisdiction of Organization: Mississippi

Organizational ID: 0580737

Van Timber Company

1321 South Magnolia Drive

Wiggins, MS 39577

Jurisdiction of Organization: Mississippi

Organizational ID: 0605033

Menominee Acquisition Corporation

144 First Street

Menominee, MI 49858

Jurisdiction of Organization: Delaware

Organizational ID: 2858864

Interlake Acquisition Corporation Limited

45 Merritt Street

St. Catharines, Ontario, CANADA

L2T 1 J4

Jurisdiction of Organization: Nova Scotia

Organizational ID: 3017493

Schedule 5

Inventory and Equipment Locations

INVENTORY AND EQUIPMENT LOCATIONS

Cellu Tissue LLC

2 Forbes Street East Hartford, CT 06108	Eastern Park Warehouse 12 Eastern Park Road East Hartford, CT 06108	C&M Warehouse 95 Leggett Street East Hartford, CT 06108

Cellu Tissue – CityForest LLC

1215 East Worden Avenue Ladysmith, WI 54848

Cellu Tissue Corporation – Natural Dam

4921 Route 58 North Gouverneur, NY 13842	71 Prospect Street Gouverneur, NY 13642

Cellu Tissue Corporation – Neenah

249 North Lake Street Neenah, WI 54956	3315-A North Ballard Road Appleton, WI 54911	2525 North Casaloma Drive Appleton, WI 54912

1222 Ehlers Road Neenah, WI 54956	8530 Janssen Drive Neenah, WI 54956	845 Specialist Avenue Neenah, WI 54956

240 Larson Drive Fondulac, WI 54935

Cellu Tissue – Long Island, LLC

555 N. Research Place Central Islip, NY 11722

Cellu Tissue – Thomaston, LLC

1201 Barnesville Road Thomaston, GA 20286	440 Joe Tamplin Industrial Boulevard Macon, GA 31217

Coastal Paper Company

1321 South Magnolia Drive Wiggins, MS 39577	1400 James Street Hattiesburg, MS 39401	320 Bob Street Wiggins, MS 39577

Menominee Acquisition Corporation

144 First Street Menominee, MI 49858	2900 Curry Lane Green Bay, WI 54305	1660 Stiles Road Green Bay, WI 54303

Interlake Acquisition Corporation Limited

45 Merritt Street St. Catharines, Ontario, CANADA L2T 1J4	35 Yale Crescent St. Catherines, Ontario L2R 7T3

Schedule 6

Intellectual Property

INTELLECTUAL PROPERTY

Menominee Acquisition Corporation

1.	“WAXTEX”, Trademark Registration No. 1,618,760, registered October 23, 1990; International Class No. 16 for waxed paper.

Cellu Tissue Corporation - Neenah

1.	“MAGIC SOFT”, Trademark Registration No. 2,080,681, registered July 22,1997; International Class No. 16 for facial tissue.

2.	“MAGIC SOFT”, Trademark Registration No. 2,022,635, registered December 10, 1996; International Class No. 16 for paper towels, paper napkins and bathroom tissue.

Interlake Acquisition Corporation Limited

1.	“INTERLAKE”, Canadian Trademark Registration No. TMA5 8841, registered October 28, 1999; International Class Nos. 7, 16, 17 and 24 for sanitary tissues; industrial and commercial paper wipers; towels and napkins, etc.

2.	“INTERLAKE”, Trademark Registration No. 2,584,184, registered June 25, 2002; International Class No. 16 for paper towels; paper napkins; paper bags and paper boxes for packaging by the food industry; filter paper; bathroom and facial tissue; toilet seat cover paper; printed wrapping paper; wax paper; paper packaging materials, namely, interleaving paper; laminated paper and cellulose wiper paper for industrial use.

3.	“INTERLAKE PAPER”, Trademark Registration No. 2,568,785, registered May 14, 2002; International Class No. 16 for industrial and commercial disposable paper wipers not impregnated with chemicals or compounds; paper towels; paper napkins; paper for wrapping and packaging; filter paper; etc.

4.	“INTERLAKE PAPER”, Mexican Trademark Registration No. 637237, registered June 19, 1998.

Cellu Tissue - Long Island, LLC

1.	“TREE-FREE”, Trademark Application No. 77/330670, filed November 15, 2007; International Class No. 6 for paper towels; bathroom tissue; napkins; facial tissue.

2.	“KACHOOS”, Trademark Application No. 77/312427, filed October 24, 2007; International Class No. 16 for facial tissues.

3.	“KENSINGTON”, Trademark Registration No. 2,672,038, registered January 7, 2003; International Class No. 16 for facial tissues, toilet paper, paper napkins and paper towels.

4.	“BIG T”, Trademark Registration No. 3,267,261, registered July 24, 2007; International Class No. 21 for foam plates, bowls and trays.

5.	“BIG T”, Trademark Registration No. 2,366,823, registered July 11, 2007; International Class No. 16 for paper products, namely, facial tissues, toilet tissues, napkins, towels and paper hand wipes.

6.	“COMPARE”, Trademark Registration No. 2,955,522, registered May 24, 2005; International Class No. 16 for bathroom tissue; paper towels; facial tissues; paper napkins.

7.	“PERFORMANCE”, Trademark Registration No. 3,197,197, registered Jan. 9, 2007; International Class No. 16 for bathroom tissue; paper towels; facial tissue and paper napkins.

8.	“PLAZA”, Trademark Registration No. 2,362,847 registered June 27, 2000; International Class Nos. 6 and 16 for aluminum foil; paper products, namely, facial tissues, toilet tissues, napkins, towels and paper handwipes.

9.	“SILKY TOUCH”, Trademark Registration No. 1,701,102, registered July 14, 1992; International Class No. 16 for paper products; namely, facial tissues, toilet tissues, napkins, towels and wipes.

10.	“SILKY TOUCH”, Trademark Registration No. 2,228,482, registered March 2,1999; International Class No. 16 for paper products, namely, facial tissues, toilet tissues, napkins, towels and paper hand wipes.

11.	“SUPER WRAP”, Trademark Registration No. 3,364,245, registered January 8, 2008; International Class No. 16 for plastic wrap.

12.	“SUPER FOIL”, Trademark Registration No. 3,364,219, registered January 8, 2008; International Class No. 6 for aluminum foil.

13.	“SNEEZERS”, Trademark Registration No. 2,513,429, registered November 27, 2001; International Class No. 6 for paper goods, namely, facial tissues.

14.	“SNEEZERS”, European Community Trademark Registration No. 001242858, registered June 29, 2000; International Class Nos. 3 and 16 for baby wipes; paper goods, namely, facial tissues, paper towels and napkins.

15.	“SNEEZERS”, European Community Trademark Registration No. 001265495, registered September 4, 2000; Nos. 3 and 16 for baby wipes; paper goods, namely, facial tissues, paper towels and napkins.

9

Schedule 8

Section 3.4 Existing Exclusions

EXISTING SECTION 3.4 EXCLUSIONS

1.	Capital Stock of Cellu Tissue Corporation-Neenah, solely to the extent necessary not to be subject to the requirements under Rule 3-16 or Rule 3-10 of Regulation S-X under the Securities Act that separate financial statements of Cellu Tissue Corporation-Neenah be filed with the SEC.

2.	Capital Stock of Cellu Tissue CityForest LLC, solely to the extent necessary not to be subject to the requirements under Rule 3-16 or Rule 3-10 of Regulation S-X under the Securities Act that separate financial statements of Cellu Tissue-Cityforest LLC be filed with the SEC.

Annex 1

Form of Assumption Agreement

ASSUMPTION AGREEMENT, dated as of                 , 200_, made by                                  (the “Additional Grantor”) in favor of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in the Note Security Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Cellu Tissue Holdings, Inc. (the “Company”), certain of its subsidiaries and the Collateral Agent have entered into a Note Security Agreement, dated as of                 , 2009 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Security Agreement requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 11.13 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name: Title:

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

Annex 2

Form of Issuer’s Acknowledgement and Consent

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Note Security Agreement dated as of June 3, 2009 (the “Agreement”), among the Grantors parties thereto, the Secured Parties named therein and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

3. The terms of Sections 6.3(c) and 6.6 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.6 of the Agreement.

[NAME OF ISSUER]

By:
Name: Title:

Address for Notices:

Fax: